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                                                                EXHIBIT 10.151

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                           OPTION PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            PAXSON COMMUNICATIONS OF
                            RALEIGH DURHAM-47, INC.

                                      AND

                                 DP MEDIA, INC.


                                     * * *

                               FEBRUARY 14, 1997



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                           OPTION PURCHASE AGREEMENT


         This OPTION PURCHASE AGREEMENT is made as of February __, 1997, by and between Paxson Communications of Raleigh Durham-47, Inc., a Florida corporation ("Seller"), and DP Media, Inc., a Florida corporation ("Buyer").

                                    RECITALS

         A. Seller, Roberts Broadcasting Company of North Carolina ("Roberts"), and Roberts Broadcasting Company of Raleigh-Durham, L.P. (the "Company") are parties to an Option Agreement dated October 31, 1995, as amended by that Amendment to Option Agreement dated as of January 19, 1996 (as amended, the "Option Agreement"), pursuant to which Roberts granted to Seller an exclusive and irrevocable option (the "Option") to purchase all of the limited partnership interests held by Roberts in the Company.

         B. Buyer and Seller have agreed that Seller shall convey to Buyer the Option on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the above and of the mutual promises and covenants contained herein, and other good and valuable consideration, the parties, intending to be legally bound, agree as follows:

         1. Assignment of Option. Seller hereby grants, sells, assigns and transfers to Buyer all of its right, title and interest to the Option set forth in the Option Agreement, subject to the terms and conditions hereof.

         2. Acceptance. Buyer hereby accepts the assignment of all of Seller's right, title and interest to the Option set forth in the Option Agreement and hereby agrees to assume all of Seller's obligations thereunder, subject to the terms and conditions hereof.

         3. Purchase Price. In consideration for the assignment by Seller of its right, title and interest to the Option set forth in the Option Agreement, Buyer shall pay Seller $1,500,000 (the "Purchase Price") upon the Closing described in Section 3.1 of the Option Agreement. On the date hereof, Seller has provided to Buyer its firm commitment to lend to Buyer up to $10,000,000 (the "Loan") to be used by Buyer to pay, among other things, the Purchase Price. Buyer shall pay the Purchase Price upon the Closing by the delivery of Buyer's promissory note evidencing the Loan.

         4. Unwind. The assignment by Seller of its right, title and interest in and to the Option set forth in the Option Agreement to Buyer shall be automatically rescinded, all right, title and interest of Seller in and to the Option set forth in the Option Agreement shall be automatically returned to Seller, and this Agreement shall be automatically terminated if the Partnership Interest Purchase Agreement dated as of the date hereof by and among Buyer, Roberts Broadcasting, L.L.C. and the Company is terminated for any reason whatsoever.
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         5.      Representations and Warranties of Seller.

                 Seller hereby represents and warrants to Buyer as follows:

                 (a) Organization, Standing, Authority, Ownership. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has the requisite corporate power and authority to execute, deliver, and perform this Agreement in accordance with its terms.

                 (b) Authorization and Binding Obligation. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms except as the enforceability of this Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.

                 (c) Absence of Conflicting Agreements. Subject to the receipt of the consent of Seller's lenders, the execution, delivery and performance by Seller of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (i) do not require the consent of any third party; (ii) will not conflict with the Articles of Incorporation or By-laws of Seller; (iii) will not conflict with, result in a breach of, or constitute a default under, any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation, or ruling of any court or governmental instrumentality; and (iv) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license or permit to which Seller is a party or by which Seller may be bound.

                 (d) Ownership of the Option. Seller is the lawful owner of the Option free and clear of all liens, security interests, claims or encumbrances of any nature whatsoever, other than liens granted by Seller to its lenders, and has the right under the Option Agreement to transfer the Option to Buyer. The Option Agreement is in full force and effect.

                 (e) Litigation. There are no claims, disputes, actions, proceedings, suits, arbitrations or investigations pending or to Seller's knowledge, threatened, relating to the Option or the Option Agreement.





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         6.      Representations and Warranties of Buyer.

                 Buyer hereby represents and warrants to Seller as follows:

                 (a) Organization, Standing Authority and Ownership. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power and authority to execute, deliver, and perform this Agreement in accordance with its terms.

                 (b) Authorization and Binding Obligation. The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms except as the enforceability of this Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.

                 (c) Absence of Conflicting Agreements. The execution, delivery and performance by Buyer of this Agreement (with or without the giving of notice, the lapse of time or both): (i) do not require the consent of any third party; (ii) will not conflict with the Articles of Incorporation or By-laws of Buyer; (iii) will not conflict with, result in a breach of, or constitute a default under, any applicable law, judgment, order, ordinance, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality; and (iv) will not conflict with, constitute grounds for termination of, result in breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of, any agreement, instrument, license or permit to which Buyer is a party or by which Buyer may be bound.

         7.      Miscellaneous.

                 (a) Attorneys' Fees. In the event either party files a lawsuit or institutes other formal proceedings (including arbitration) for any remedy available under this Agreement, the prevailing party shall be entitled to be reimbursed by the other party for all reasonable expenses incurred hereby, including reasonable attorneys fees.

                 (b)      Fees and Expenses.   Except as provided in Subsection
(a) of this Section, each party shall pay its own expenses incurred in connection with the authorization, preparation, execution and performance of this Agreement, including all fees and expenses of counsel, accountants, agents and representatives. Each party shall be responsible for all fees or commissions payable to any other finder, broker, advisor, or similar person retained by or on behalf of such party.





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                 (c)      Notices.  All notices, demands, and requests required
or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

If to Buyer:                      Devon Paxson
                                  DP Media, Inc.
                                  500 Australian Avenue South
                                  Suite 501
                                  West Palm Beach, FL   33401

With a copy to:                   John C. Quale, Esq.
                                  Skadden, Arps, Slate, Meagher & Flom
                                  1440 New York Avenue, NW
                                  Washington, DC  20005

If to Seller:                     Lowell W. Paxson, Chairman
                                  Paxson Communications of
                                    Raleigh Durham-47, Inc.
                                  601 Clearwater Park Road
                                  West Palm Beach, FL  33401

With a copy to:                   John R. Feore, Jr., Esq.
                                  Dow, Lohnes & Albertson, PLLC
                                  1200 New Hampshire Avenue, N.W.
                                  Suite 800
                                  Washington, D.C.  20036

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 6(c).

                 (d) Benefit and Binding Effect. Neither party hereto may assign this Agreement without the prior written consent of the other party hereto; provided, that Buyer may assign this Agreement to any entity controlled by Buyer. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                 (e) Further Assurances. The parties shall take any actions and execute any other documents that may be necessary or desirable to the implementation and consummation of this Agreement.





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                 (f)      Governing Law.  THIS AGREEMENT SHALL BE GOVERNED,
CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF).

                 (g) Headings. The headings in this Agreement are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.

                 (h) Gender and Number. Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine, or neuter, and any other number, singular or plural, as the context requires.

                 (i) Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior and contemporaneous negotiations between the parties and cannot be amended, supplemented, or changed except by an agreement in writing that makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement, or modification is sought.

                 (j) Press Release. Neither party shall publish any press release, make any other public announcement or otherwise communicate with any news media concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other party; provided, however, that nothing contained herein shall prevent either party from promptly making all filings with governmental authorities as may, in its judgement be required or advisable in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                 (k) Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

                                        PAXSON COMMUNICATIONS OF
                                         RALEIGH DURHAM-47, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                        DP MEDIA, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: